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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 2, 2001


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


            Delaware                  1-15951            22-3713430
   ----------------------------  -------------------   -------------------
  (State or other jurisdiction      (Commission         (IRS Employer
    of incorporation)               File Number)     Identification No.)


                211 Mount Airy Road
                  Basking Ridge, NJ                           07920
   --------------------------------------------       ----------------------
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000




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ITEM 9.  REGULATION FD DISCLOSURE

     On May 2, 2001, Donald K. Peterson, President and Chief Executive Officer of Avaya Inc., a Delaware corporation (the "Company"), in a presentation to the 2001 Annual Meeting of Warburg Pincus in New York City noted that the Company believes the following markets will experience the indicated compound annual growth rates ("CAGR") from 2000 to 2003:

1) Communication Solutions - $108 billion in 2000 to $170 billion in 2003 (16% CAGR)

    a)  Traditional voice - $32 billion in 2000 to $33 billion in 2003
        (1% CAGR)

    b)  Data/IP Convergence - $50 billion in 2000 to $81 billion in 2003
        (18% CAGR)

    c)  Applications - $26 billion in 2000 to $56 billion in 2003
        (29% CAGR)

2)  Services - $31 billion in 2000 to $40 billion in 2003 (9% CAGR)

3)  Connectivity Solutions - $11 billion in 2000 to $18 billion in 2003
    (18% CAGR)

Total for all markets - $150 billion to $228 billion (15% CAGR)

This current report contains forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, price and product competition, rapid technological development, dependence on new product development, the mix of our products and services, customer demand for our products and services, the ability to successfully integrate acquired companies, control of costs and expenses, the ability to form and implement alliances, the economic, political and other risks associated with international sales and operations, U.S. and foreign government regulation, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the other reports filed by the Company with the Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Note: the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AVAYA INC.



Date: May 2, 2001                      By: /S/ CHARLES D. PEIFFER
                                          -----------------------------------
                                          Name: Charles D. Peiffer
                                          Title: Controller